UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                  AMENDMENT #1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)    May 27, 2008
                                            ---------------

                            American River Bankshares
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             (Exact name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


           0-31525                                      68-0352144
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    (Commission File Number)                 (IRS Employer Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA             95670
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (916) 851-0123
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Index to Exhibits is on Page 3
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Item 8.01.  Other Events

The Registrant is amending the press release it issued on May 27, 2008 announcing the re-election of three Directors at their Annual Meeting. The foregoing description amends the press release and is qualified by reference to the press release attached here to as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         (99.1) Amended press release of May 27, 2008, restated as of May 29, 2008.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
May 29, 2008                        Mitchell A. Derenzo
                                    Chief Financial Officer
                                    (Principal Accounting and Financial Officer)


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

INDEX TO EXHIBITS


Exhibit No.           Description                                     Page
-----------           -----------                                     ----

99.1                  Amended press release of American River           4
                      Bankshares dated May 27, 2008





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